SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  January 11, 2005

(Date of earliest event reported)

Huffy Corporation

(Exact name of Registrant as specified in its Charter)

Ohio (State or other jurisdiction of incorporation)	1-5325 (Commission File No.)	31-0326270 (IRS Employer Identification Number)

225 Byers Road, Miamisburg, Ohio	45342-3614
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (937) 866-6251

N/A

(Former name or former address, if changed since last report)

Item 4.01  Changes in Registrant’s Certifying Accountant.

Huffy filed a voluntary petition under Chapter 11 of the United States Bankruptcy Code on October 20, 2004 and is now required to obtain the approval of the United States Bankruptcy Court before retaining professional firms, such as auditors, to provide post-petition services.  In December 2004, the Audit Committee discussed this requirement with KPMG LLP, Huffy’s auditors since 1962, and KPMG indicated that KPMG wished to continue to serve as the Company’s independent auditors.  On December 18, 2004 Huffy, with the cooperation of KPMG, filed an application with the Bankruptcy Court requesting permission to retain KPMG as the principal independent accountants to audit Huffy’s financial statements for the year ended December 31, 2003 and to review Huffy's financial statements for the first quarter of 2004.

On January 10, 2005, the Office of the United States Trustee and the Official Committee of Unsecured Creditors in Huffy's bankruptcy proceedings filed objections to the retention of KPMG with the Bankruptcy Court.  In light of these objections, on January 11, 2005, the Company withdrew its application for the retention of KPMG and will file an application for the retention of alternative independent auditors as quickly as possible. The Company’s counsel has notified KPMG of this action.

Subsequent to the March 5, 2004 filing of its financial statements for the year ended December 31, 2003, Huffy Corporation ("Huffy" or the "Company") announced that it expected to post a net loss for the first quarter of 2004, in part due to significantly higher than normal charges to income for customer returns and deductions related to Huffy’s Canadian business. In late April 2004, Huffy announced that it expected to report a significant loss for the first quarter of 2004, including the potential write-off of certain intangible and deferred tax assets, and that the Company did not expect to return to profitability until 2005.  In late May, Huffy reported that it was not able to file its first quarter financial statements with the SEC on Form 10-Q in a timely fashion, and hoped to file in June 2004.  In July 2004, the Company announced that it still had not resolved all of its accounting issues.  Throughout the period from April through July, Huffy and KPMG had extensive discussions as to the materiality of potential adjustments that related to 2003, and the need to restate the Company’s 2003 financial statements.  In early August 2004, Huffy announced that it intended to restate its 2003 financial results to reflect substantial charges related to customer deductions, credits and reserves for inventory valuation, and doubtful accounts receivable in the Canadian business, and would review the appropriateness of recording a portion of the write-off of certain intangible and deferred tax assets in 2003.  In late September and early October 2004, KPMG indicated that they were concerned by a number of issues, including the substantial number of deductions, requests to return or returned merchandise, and credits taken by customers of the Canadian business during the first and early second quarters of 2004.  In October 2004, KPMG met with  the Audit Committee of the Company's  Board of Directors to discuss these concerns. KPMG indicated that while they were not aware of any specific improprieties, there was at least the possibility of irregularities that should be examined, and they recommended that the Audit Committee conduct an investigation, potentially including the retention of an independent forensic auditor, to determine whether in fact there had been any irregularities which potentially impacted the presentation of information in Huffy’s 2003 financial statements.  The Audit Committee then approved the retention of an independent forensic auditor to conduct such an investigation.  Because of Huffy’s subsequent Chapter 11 filing, this retention is subject to bankruptcy court approval which has not yet been obtained, and an investigation has not yet been conducted.  Since Huffy will now have to retain new independent accountants, it expects to discuss the nature and scope of the forensic investigation with its new auditors before such an investigation is commenced.

Huffy (through both its management and its Audit Committee) has had extensive discussions with KPMG.  Huffy does not believe these discussions included any disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreements(s), if not resolved to KPMG’s satisfaction, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.  Although the matters discussed by Huffy and KPMG as described above were not expressly described by KPMG as “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K of the Securities and Exchange Commission, it is possible they could now be characterized by KPMG as not having been resolved to KPMG’s satisfaction, due to the withdrawal of the application for the retention of KPMG.

The reports of KPMG, LLP on Huffy’s consolidated financial statements for the years ended December 31, 2003 and 2002 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting purposes.  During Huffy’s fiscal years ended December 31, 2003 and 2002 and the period from December 31, 2003 to the present, there were no disagreements with KPMG, LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which disagreement(s), if not resolved to the satisfaction of KPMG, LLP, would have caused them to make a reference to the subject matter of the disagreement(s) in connection with their reports on the consolidated financial statements for such years.

During the years ended December 31, 2002 and 2003 and the period from December 31, 2003 to the present, KPMG did not advise Huffy that the internal controls necessary for Huffy to develop reliable financial statements do not exist. KPMG likewise did not advise Huffy that information had come to KPMG’s attention that led them to no longer be able to rely on management’s representations, or that made them unwilling to be associated with the financial statements prepared by Huffy’s management. However, as previously discussed, KPMG did inform the Audit Committee that there was at least a possibility of irregularities that could have affected Huffy's 2003 financial statements and therefore recommended that Huffy’s Audit Committee conduct an independent investigation to determine whether any irregularities in fact occurred. KPMG further informed the Audit Committee that depending on the results of such an investigation, it was possible that they might later conclude that they could no longer rely on management's representations or that they would be unwilling to be associated with financial statements prepared by management or that the internal controls necessary for the Company to develop reliable financial statements do not exist.

Huffy provided KPMG with a copy of the above disclosures prior to filing and requested that KPMG provide it with a letter stating whether KPMG agrees with such disclosures.  Such letter was unavailable by the time of filing of this Form 8-K and will be filed by amendment to this Form 8-K when it becomes available.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUFFY CORPORATION

Date: January 12, 2005	By: /s/ Robert W. Lafferty Robert W. Lafferty Vice President - Chief Financial Officer, Finance and Treasurer